(10) (a) Consent of Freedman, Levy, Kroll & Simonds LLP.

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 20 to the Form N-4 Registration Statement of Charter National Variable Annuity Account (File No. 033-22925).



                                    /s/  Freedman, Levy, Kroll & Simonds
                                    FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 30, 2000

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(10) (b) Consent of Deloitte & Touche LLP.


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 20 to Registration Statement No. 033-22925 of Charter National Variable Annuity Account of Charter National Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedules of Charter National Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Charter National Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Charter National Variable Annuity Account of Charter National Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 28, 2000

(10) (c) Consent of PricewaterhouseCoopers LLP.

CONSENT OF INDEPENDENT ACCOUNTANTS


Board of Directors

Charter National Life Insurance Company

We hereby consent to the inclusion of the following in the Post-Effective Amendment No. 20 to the Registration Statement of the Charter National Variable Annuity Account on Form N-4 (File No. 811-5279 and Registration No. 33-22925):

o Our report dated February 17, 1999, on our audit of the financial statement of Charter National Variable Annuity Account for the year ended December 31, 1998.

o Our report dated February 17, 1999, on our audits of the consolidated financial statements of Charter National Life Insurance Company as of December 31, 1998 and for each of the two years in the period ended December 31, 1998.

o The reference to our firm under the caption "Experts".

PricewaterhouseCoopers LLP

April 26, 2000